UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

WESTERN ASSET

CORE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Fund for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	Western Asset Core Bond Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of

Western Asset Core Bond Fund	III

Investment commentary (cont’d)

$40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Core Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average effective durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average durationii of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser. (Generally, this range is three to seven years.)

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determine to be of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. spread sectors (non-Treasuries) generated positive results and largely outperformed equal-duration Treasuries over the twelve months ended December 31, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)iii, and numerous geopolitical issues. However, these factors were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields

Western Asset Core Bond Fund 2014 Annual Report	1

Fund overview (cont’d)

declined during the twelve months ended December 31, 2014. Two-year Treasury yields rose from 0.38% at the beginning of the period to 0.67% at the end of the period. Their peak of 0.73% occurred on December 23, December 24 and December 26, 2014, and they were as low as 0.30% in early February 2014. Ten-year Treasury yields were at a peak of 3.04% when the reporting period began and reached a low of 2.07% on December 16, 2014. They ended the reporting period at 2.17%. All told, the Barclays U.S. Aggregate Index (the “Index”)iv returned 5.97% for the twelve months ended December 31, 2014.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased our allocation to Treasury securities to be less of an underweight position versus the Index. We also added to the Fund’s cash position. Conversely, we reduced our agency mortgage-backed security (“MBS”) overweight (mostly paring our Fannie Mae and Ginnie Mae positions) as well as our allocation to non-agency MBS.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options and interest rate swaps and swaptions to manage our duration and yield curvev exposure. The use of these instruments contributed to performance. Various credit default swaps on both indices and individual credit issuers were used to manage our exposure to and within the credit and prime non-agency MBS sectors. The use of these instruments had a small positive impact on performance.

Performance review

For the twelve months ended December 31, 2014, Class I shares of Western Asset Core Bond Portfolio returned 7.38%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 5.97% for the same period. The Lipper Core Bond Debt Funds Category Average1 returned 5.33% over the same time frame.

Performance Snapshot as of December 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Bond Fund:
Class A	1.64%	7.02%
Class C	1.30%	6.26%
Class C1	1.49%	6.56%
Class FI	1.76%	7.10%
Class R	1.56%	6.70%
Class I	1.80%	7.38%
Class IS	1.91%	7.53%
Barclays U.S. Aggregate Index	1.96%	5.97%
Lipper Core Bond Debt Funds Category Average[1]	1.15%	5.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 525 funds for the six-month period and among the 515 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Core Bond Fund 2014 Annual Report

Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2014 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.92%, 1.18%, 1.55%, 1.96%, 1.68%, 2.36% and 2.36%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 2.35%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, as supplemented November 7, 2014, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.87%, 1.73%, 1.27%, 0.83%, 1.27%, 0.49% and 0.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.42% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. These expense limitation arrangements for Class A shares, Class C shares, Class C1 shares, Class FI shares, Class R shares and Class IS shares cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. The expense limitation arrangement for Class I shares cannot be terminated prior to April 30, 2016 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our yield curve positioning. In particular, having an overweight to the long end of the curve was rewarded as the curve flattened during the period, with long-term rates declining, while shorter-term rates moved higher. Having a duration that was generally longer than the Index was also beneficial for performance.

The Fund’s overweights to both agency and non-agency MBS was additive for results as they outperformed the Index. Elsewhere, the

Western Asset Core Bond Fund 2014 Annual Report	3

Fund overview (cont’d)

Fund’s overweight to investment grade corporate bonds was rewarded. Their spreads narrowed as corporate profits were generally better than expected and investor demand was solid overall. In particular, overweight positions in Verizon Wireless, Bank of America Corp. and Wachovia added value.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)vi. This was a drag on results as inflation expectations moderated given sharply falling oil prices. Elsewhere, an overweight to commercial mortgage-backed securities modestly detracted from performance during the period.

Finally, several individual investment grade bond holdings detracted from performance, including our overweights in Banca Intesa, Petrobras and Ecopetrol.

Thank you for your investment in Western Asset Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2015

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political risks. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 44 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: Corporate bonds & notes (30.5%), Mortgage-backed securities (25.0%), Collateralized mortgage obligations (16.7%) U.S. government & agency obligations (13.5%) and Short-term investments (12.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Core Bond Fund 2014 Annual Report

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Core Bond Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2014 and December 31, 2013 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Core Bond Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.64%	$1,000.00	$1,016.40	0.81%	$4.12	Class A	5.00%	$1,000.00	$1,021.12	0.81%	$4.13
Class C	1.30	1,000.00	1,013.00	1.65	8.37	Class C	5.00	1,000.00	1,016.89	1.65	8.39
Class C1	1.49	1,000.00	1,014.90	1.28	6.50	Class C1	5.00	1,000.00	1,018.75	1.28	6.51
Class FI	1.76	1,000.00	1,017.60	0.78	3.97	Class FI	5.00	1,000.00	1,021.27	0.78	3.97
Class R	1.56	1,000.00	1,015.60	1.15	5.84	Class R	5.00	1,000.00	1,019.41	1.15	5.85
Class I	1.80	1,000.00	1,018.00	0.50	2.54	Class I	5.00	1,000.00	1,022.68	0.50	2.55
Class IS	1.91	1,000.00	1,019.10	0.45	2.29	Class IS	5.00	1,000.00	1,022.94	0.45	2.29

Western Asset Core Bond Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Core Bond Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/14	7.02%	6.26%	6.56%	7.10%	6.70%	7.38%	7.53%
Five Years Ended 12/31/14	N/A	N/A	N/A	6.10	N/A	6.35	6.43
Ten Years Ended 12/31/14	N/A	N/A	N/A	4.90	N/A	5.15	N/A
Inception* through 12/31/14	3.20	2.44	1.78	—	2.92	—	7.37

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/14	2.50%	5.26%	5.56%	7.10%	6.70%	7.38%	7.53%
Five Years Ended 12/31/14	N/A	N/A	N/A	6.10	N/A	6.35	6.43
Ten Years Ended 12/31/14	N/A	N/A	N/A	4.90	N/A	5.15	N/A
Inception* through 12/31/14	1.52	2.44	1.78	—	2.92	—	7.37

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/14)	8.78%
Class C (Inception date of 4/30/12 through 12/31/14)	6.67
Class C1 (Inception date of 10/3/12 through 12/31/14)	4.04
Class FI (12/31/04 through 12/31/14)	61.30
Class R (Inception date of 4/30/12 through 12/31/14)	8.00
Class I (12/31/04 through 12/31/14)	65.30
Class IS (Inception date of 8/29/08 through 12/31/14)	57.00

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 3, 2012, July 22, 1999, April 30, 2012, September 4, 1990 and August 29, 2008, respectively.

Western Asset Core Bond Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Fund vs. Barclays U.S. Aggregate Index† —

December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Bond Fund on December 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Core Bond Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

Western Asset Core Bond Fund 2014 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

12	Western Asset Core Bond Fund 2014 Annual Report

Schedule of investments

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 30.5%
Consumer Discretionary — 2.5%
Automobiles — 0.5%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	$3,950,000	$4,046,522	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	4,950,000	5,222,844
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,020,000	1,263,432
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,230,000	6,055,232
Hyundai Capital America, Senior Notes	2.125%	10/2/17	1,160,000	1,165,655	(a)
Total Automobiles				17,753,685
Hotels, Restaurants & Leisure — 0.1%
Marriott International Inc., Senior Notes	5.810%	11/10/15	4,400,000	4,580,752
Internet & Catalog Retail — 0.2%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	8,060,000	8,326,020
QVC Inc., Senior Secured Notes	5.950%	3/15/43	100,000	104,988
Total Internet & Catalog Retail				8,431,008
Media — 1.4%
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	40,000	51,076
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	660,000	881,271
CBS Corp., Senior Notes	7.625%	1/15/16	2,470,000	2,636,125
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,012,611
Comcast Corp., Notes	6.450%	3/15/37	620,000	824,860
Comcast Corp., Senior Notes	6.300%	11/15/17	2,260,000	2,559,576
Comcast Corp., Senior Notes	3.600%	3/1/24	870,000	913,703
Comcast Corp., Senior Notes	3.375%	2/15/25	320,000	326,913
Comcast Corp., Senior Notes	4.200%	8/15/34	430,000	449,628
Comcast Corp., Senior Notes	5.650%	6/15/35	2,980,000	3,692,849
Comcast Corp., Senior Notes	6.950%	8/15/37	1,130,000	1,592,052
Comcast Corp., Senior Notes	6.550%	7/1/39	300,000	409,717
Comcast Corp., Senior Notes	6.400%	3/1/40	430,000	581,743
COX Communications Inc., Senior Notes	6.950%	6/1/38	70,000	88,185	(a)
COX Communications Inc., Senior Notes	4.700%	12/15/42	70,000	69,938	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	3,530,000	3,495,251	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	1,110,000	1,220,775
Time Warner Cable Inc., Debentures	7.300%	7/1/38	450,000	620,484
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	1,350,000	1,738,110
Time Warner Cable Inc., Senior Bonds	4.500%	9/15/42	130,000	133,632
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	2,830,000	3,464,325
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	2,720,000	2,910,917
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	910,000	1,189,626

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	$1,140,000	$1,359,285
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	1,230,000	1,429,165
Time Warner Inc., Senior Debentures	7.700%	5/1/32	5,740,000	8,109,696
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,260,000	2,466,512
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	267,921
Time Warner Inc., Senior Notes	6.250%	3/29/41	340,000	422,191
Viacom Inc., Senior Notes	4.250%	9/1/23	2,010,000	2,072,511
Total Media				46,990,648
Specialty Retail — 0.3%
Autozone Inc., Senior Notes	6.950%	6/15/16	5,620,000	6,086,072
Home Depot Inc., Senior Notes	5.400%	3/1/16	4,250,000	4,485,089
Total Specialty Retail				10,571,161
Total Consumer Discretionary				88,327,254
Consumer Staples — 3.0%
Beverages — 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	4,420,000	5,006,256
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	2,130,000	2,381,493
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,540,000	3,440,462
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	860,000	958,240
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,250,000	3,248,037
Heineken NV, Senior Notes	1.400%	10/1/17	1,400,000	1,391,933	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	410,000	414,113
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	119,226
PepsiCo Inc., Senior Notes	4.000%	3/5/42	480,000	483,512
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	10,200,000	10,920,916	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	290,000	337,314	(a)
Total Beverages				28,701,502
Food & Staples Retailing — 0.4%
CVS Health Corp., Senior Notes	2.750%	12/1/22	210,000	204,536
CVS Health Corp., Senior Notes	5.750%	5/15/41	180,000	224,023
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	7,299,547	8,512,038
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	580,232	703,531
Kroger Co., Senior Notes	6.900%	4/15/38	1,080,000	1,437,125
Kroger Co., Senior Notes	5.150%	8/1/43	210,000	239,095
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	474,740
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,850,000	3,817,076
Total Food & Staples Retailing				15,612,164

See Notes to Financial Statements.

14	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — 0.8%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	$2,168,000	$2,460,494
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	2,950,000	3,022,901
Mondelez International Inc., Senior Notes	5.375%	2/10/20	7,932,000	8,985,401
Mondelez International Inc., Senior Notes	4.000%	2/1/24	2,990,000	3,128,338
Tyson Foods Inc., Senior Bonds	3.950%	8/15/24	1,075,000	1,111,250
Tyson Foods Inc., Senior Bonds	5.150%	8/15/44	4,280,000	4,807,185
WM Wrigley Jr. Co., Senior Notes	4.650%	7/15/15	1,070,000	1,091,854
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	680,000	684,788	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	1,830,000	1,853,667	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	740,000	756,374	(a)
Total Food Products				27,902,252
Tobacco — 1.0%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,230,000	4,151,332
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,350,000	4,811,191
Altria Group Inc., Senior Notes	2.850%	8/9/22	3,620,000	3,517,540
Altria Group Inc., Senior Notes	9.950%	11/10/38	200,000	342,131
Altria Group Inc., Senior Notes	10.200%	2/6/39	620,000	1,079,507
Altria Group Inc., Senior Notes	5.375%	1/31/44	3,770,000	4,291,459
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	5,000,000	6,061,635
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	1,750,000	1,775,816
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	2,600,000	2,540,790
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	1,570,000	1,657,543
Reynolds American Inc., Senior Notes	7.750%	6/1/18	80,000	93,424
Reynolds American Inc., Senior Notes	3.250%	11/1/22	1,460,000	1,422,101
Reynolds American Inc., Senior Notes	6.150%	9/15/43	1,240,000	1,437,992
Total Tobacco				33,182,461
Total Consumer Staples				105,398,379
Energy — 4.2%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	450,000	537,138
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	2,280,000	2,500,896
Petrofac Ltd., Senior Notes	3.400%	10/10/18	3,730,000	3,679,764	(a)
Transocean Inc., Senior Notes	2.500%	10/15/17	4,370,000	3,863,272
Transocean Inc., Senior Notes	6.375%	12/15/21	180,000	166,041
Total Energy Equipment & Services				10,747,111
Oil, Gas & Consumable Fuels — 3.9%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	463,042
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	5,320,000	5,914,787

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	15

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	$160,000	$195,992
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	21,420,000	20,787,574
Apache Corp., Senior Notes	3.250%	4/15/22	1,320,000	1,296,934
Apache Corp., Senior Notes	6.000%	1/15/37	520,000	565,862
Apache Corp., Senior Notes	5.100%	9/1/40	3,370,000	3,301,030
Apache Corp., Senior Notes	4.250%	1/15/44	8,570,000	7,489,632
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	160,000	163,471
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,140,000	2,103,703
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	350,000	487,713
ConocoPhillips Co., Senior Notes	4.300%	11/15/44	4,290,000	4,487,713
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	1,670,000	2,224,747
Devon Energy Corp., Senior Notes	3.250%	5/15/22	420,000	412,590
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,020,000	2,244,012
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	830,000	1,132,242
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,910,000	2,691,750
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,010,000	3,958,096
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	570,000	659,180
Hess Corp., Notes	8.125%	2/15/19	430,000	511,611
Kerr-McGee Corp., Notes	6.950%	7/1/24	690,000	843,330
Noble Energy Inc., Senior Notes	4.150%	12/15/21	4,970,000	5,067,914
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	1,720,000	1,700,079
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,833,000	15,977,115
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,440,000	2,958,675
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,070,000	2,921,228
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,800,000	2,808,708
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,723,000	2,629,628
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	10,510,000	9,738,251
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	4,719,000	4,513,723
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	7,730,000	8,754,225
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	514,000	556,390
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	687,000	764,287
Shell International Finance BV, Senior Notes	4.375%	3/25/20	3,240,000	3,550,360
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	2,190,000	2,228,916	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	5,400,000	5,664,281	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	720,000	723,447
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,373,000	2,517,879
Williams Cos. Inc., Notes	7.875%	9/1/21	400,000	462,070
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	27,844

See Notes to Financial Statements.

16	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$1,103,000	$1,287,276
Total Oil, Gas & Consumable Fuels				136,787,307
Total Energy				147,534,418
Financials — 11.6%
Banks — 6.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,030,000	1,109,646
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,150,000	1,203,240
Bank of America Corp., Senior Notes	5.750%	12/1/17	540,000	596,644
Bank of America Corp., Senior Notes	2.600%	1/15/19	2,400,000	2,418,662
Bank of America Corp., Senior Notes	5.625%	7/1/20	400,000	455,436
Bank of America Corp., Senior Notes	3.300%	1/11/23	7,130,000	7,130,549
Bank of America Corp., Senior Notes	4.100%	7/24/23	5,570,000	5,866,046
Bank of America Corp., Senior Notes	4.000%	4/1/24	3,500,000	3,644,288
Bank of America Corp., Senior Notes	5.000%	1/21/44	14,040,000	15,722,343
Bank of America Corp., Senior Notes	4.875%	4/1/44	3,480,000	3,844,655
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	6,040,000	6,153,099
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	3,000,000	2,993,265
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,540,000	1,693,865	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000	134,259	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	2,460,000	2,502,076
BNP Paribas SA, Senior Notes	2.700%	8/20/18	5,920,000	6,050,329
BNP Paribas SA, Subordinated Bonds	4.250%	10/15/24	2,660,000	2,687,379
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,071,000	3,164,576	(a)
Citigroup Inc., Senior Notes	6.000%	8/15/17	3,190,000	3,529,317
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,065,000	2,010,257
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	3,040,000	3,363,775
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	1,500,000	1,496,640
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	460,000	573,060
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	1,630,000	1,943,076
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	1,190,000	1,538,733
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	178,636	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	4,838,000	6,226,506	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	3,930,000	4,168,606
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	1,210,000	1,444,090
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	7,210,000	8,309,525	(a)(b)(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	17

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HBOS PLC, Subordinated Notes	6.750%	5/21/18	$440,000	$490,378	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	2,140,000	2,226,846
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	4,300,000	4,816,667
ING Bank NV, Subordinated Notes	5.800%	9/25/23	4,090,000	4,536,951	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	1,330,000	1,351,021
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	11,680,000	11,335,615	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	9,000,000	8,478,000	(b)(c)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	2,041,000	2,098,019
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	6,779,000	7,288,103
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	652,006
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	4,685,000	5,169,612
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	2,750,000	2,720,614
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	7,050,000	7,057,121
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	115,872	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,270,000	5,709,349	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	1,500,000	1,575,000	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	200,000	202,002
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	3,800,000	4,413,673
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,150,000	1,169,770
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	5,045,000	5,233,950
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	7,880,000	8,196,721	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	400,000	408,440	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	880,000	986,403
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/17/15	28,320,000	27,342,960	(b)(c)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,770,000	10,786,344
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,110,000	1,151,401
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	1,610,000	1,601,190
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	667,595
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	2,020,000	2,047,258
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	150,000	157,437
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	480,000	546,102
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,700,000	2,001,260
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	890,000	918,356
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	1,800,000	1,831,500
Total Banks				237,436,114
Capital Markets — 1.8%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	730,000	817,534

See Notes to Financial Statements.

18	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Credit Suisse NY, Senior Notes	3.625%	9/9/24	$2,840,000	$2,888,959
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	2/17/15	700,000	514,500	(b)(c)
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	3,650,000	3,744,462
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	5,640,000	6,320,731
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	439,291
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	1,027,082
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	370,172
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,130,000	1,173,108
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	1,510,000	1,547,633
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,120,000	7,736,561
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	7,725,000	8,285,812
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/17/15	1,430,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	13,380,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	740,000	849,949
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	3,554,070
Morgan Stanley, Medium-Term Notes	0.681%	10/18/16	3,100,000	3,090,697	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	560,000	596,508
Morgan Stanley, Senior Notes	5.950%	12/28/17	1,400,000	1,555,611
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,040,000	2,301,583
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	4,020,000	4,353,857
State Street Corp., Senior Notes	3.300%	12/16/24	6,000,000	6,089,670
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	3,310,000	3,217,625	(a)
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	459,000	516,347
Total Capital Markets				60,991,762
Consumer Finance — 0.7%
American Express Co., Senior Notes	2.650%	12/2/22	11,000	10,789
American Express Co., Subordinated Debentures	6.800%	9/1/66	4,250,000	4,451,875	(b)
Capital One Financial Corp., Subordinated Notes	6.150%	9/1/16	2,490,000	2,675,846
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	5,080,000	6,027,196
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,225,000	7,719,875
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	4,970,000	4,955,165
Total Consumer Finance				25,840,746
Diversified Financial Services — 1.1%
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	222,631
CME Group Inc., Senior Notes	5.300%	9/15/43	1,195,000	1,447,960
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	3,710,000	4,063,325

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	19

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	$4,730,000	$5,272,011
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,570,000	2,220,776
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	11,740,000	12,591,150	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,180,000	4,033,700	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	5,260,000	5,601,900	(a)
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	3,640,000	4,023,823	(a)
Total Diversified Financial Services				39,477,276
Insurance — 0.7%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	7,770,000	8,670,924
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	111,810
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	728,705
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	8,147,000	9,083,905
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	2,810,000	3,837,979	(a)
Total Insurance				22,433,323
Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	3,730,000	3,785,245	(a)
Thrifts & Mortgage Finance — 0.4%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	8,820,000	9,361,037
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	3,160,000	3,281,015
Total Thrifts & Mortgage Finance				12,642,052
Total Financials				402,606,518
Health Care — 1.7%
Biotechnology — 0.2%
Amgen Inc., Senior Notes	3.875%	11/15/21	2,700,000	2,852,588
Celgene Corp., Senior Notes	3.625%	5/15/24	600,000	612,677
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	3,280,000	3,440,165
Total Biotechnology				6,905,430
Health Care Equipment & Supplies — 0.5%
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	1,300,000	1,338,447
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	2,670,000	2,875,486
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,460,000	2,699,014
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	40,502
Medtronic Inc., Senior Notes	3.500%	3/15/25	5,470,000	5,595,646	(a)
Medtronic Inc., Senior Notes	4.625%	3/15/45	3,520,000	3,815,645	(a)
Total Health Care Equipment & Supplies				16,364,740

See Notes to Financial Statements.

20	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 0.3%
Anthem Inc., Notes	5.875%	6/15/17	$738,000	$811,169
Anthem Inc., Notes	7.000%	2/15/19	992,000	1,168,904
Anthem Inc., Senior Notes	3.125%	5/15/22	2,040,000	2,038,772
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	400,000	397,125
Humana Inc., Senior Notes	3.150%	12/1/22	750,000	729,274
Humana Inc., Senior Notes	4.625%	12/1/42	870,000	882,102
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,610,000	1,705,557
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	650,000	804,842
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,760,000	2,215,051
Total Health Care Providers & Services				10,752,796
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,190,000	1,228,879
Thermo Fisher Scientific Inc., Senior Notes	5.300%	2/1/44	400,000	459,398
Total Life Sciences Tools & Services				1,688,277
Pharmaceuticals — 0.6%
AbbVie Inc., Senior Notes	1.750%	11/6/17	3,500,000	3,507,606
AbbVie Inc., Senior Notes	2.900%	11/6/22	1,090,000	1,073,134
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	3,050,000	3,050,165
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	5,110,000	5,270,132
Perrigo Finance PLC, Senior Notes	3.900%	12/15/24	1,750,000	1,782,011
Perrigo Finance PLC, Senior Notes	4.900%	12/15/44	330,000	349,694
Pfizer Inc., Senior Notes	6.200%	3/15/19	150,000	174,508
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,080,000	3,023,804
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	1,338,000	1,545,371	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	70,000	71,730
Wyeth, Notes	5.950%	4/1/37	1,510,000	1,936,814
Zoetis Inc., Senior Notes	3.250%	2/1/23	680,000	670,771
Total Pharmaceuticals				22,455,740
Total Health Care				58,166,983
Industrials — 1.7%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	288,525
Boeing Co., Senior Notes	4.875%	2/15/20	4,440,000	5,005,110
Raytheon Co., Senior Notes	3.125%	10/15/20	1,280,000	1,321,984
Total Aerospace & Defense				6,615,619
Air Freight & Logistics — 0.1%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,250,000	4,433,082

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	21

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 0.5%
Air 2 US, Notes	8.027%	10/1/19	$2,690,735	$2,879,087	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	188,712	218,906
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	2,843,808	3,199,283
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,828,044
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,164,342	1,218,135
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	352,413	378,844
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	2,226,479	2,404,597
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	86,341	95,839
United Airlines Inc., Senior Secured Notes	6.648%	9/15/17	137,445	142,421
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	4,212,317	4,465,056
Total Airlines				17,830,212
Building Products — 0.1%
Masco Corp., Senior Notes	6.125%	10/3/16	4,120,000	4,369,260
Commercial Services & Supplies — 0.1%
Waste Management Inc., Senior Notes	4.600%	3/1/21	940,000	1,040,938
Waste Management Inc., Senior Notes	3.500%	5/15/24	1,180,000	1,194,827
Waste Management Inc., Senior Notes	7.375%	5/15/29	340,000	461,146
Total Commercial Services & Supplies				2,696,911
Electrical Equipment — 0.3%
ABB Finance U.S.A. Inc., Senior Notes	4.375%	5/8/42	340,000	368,158
Eaton Corp., Senior Notes	1.500%	11/2/17	1,150,000	1,143,338
Eaton Corp., Senior Notes	2.750%	11/2/22	6,830,000	6,709,771
Eaton Corp., Senior Notes	4.150%	11/2/42	1,930,000	1,915,552
Total Electrical Equipment				10,136,819
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	4.500%	3/11/44	2,894,000	3,181,149
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	24,196
Total Industrial Conglomerates				3,205,345
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	1,530,000	1,543,649
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	780,000	760,216
Total Machinery				2,303,865
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC, Senior Bonds	4.550%	9/1/44	140,000	150,264
Burlington Northern Santa Fe LLC, Senior Notes	3.850%	9/1/23	6,895,000	7,272,942
Total Road & Rail				7,423,206
Total Industrials				59,014,319

See Notes to Financial Statements.

22	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 0.4%
IT Services — 0.1%
MasterCard Inc., Senior Notes	3.375%	4/1/24	$3,100,000	$3,182,017
Semiconductors & Semiconductor Equipment — 0.2%
KLA-Tencor Corp., Senior Notes	4.125%	11/1/21	5,875,000	6,017,950
Software — 0.1%
Oracle Corp., Senior Notes	1.200%	10/15/17	4,460,000	4,444,127
Total Information Technology				13,644,094
Materials — 1.9%
Chemicals — 0.0%
Ecolab Inc., Senior Notes	4.350%	12/8/21	750,000	817,192
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	690,000	766,886
PPG Industries Inc., Senior Notes	6.650%	3/15/18	55,000	62,893
Total Chemicals				1,646,971
Metals & Mining — 1.8%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	239,129
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,710,000	1,645,606
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	2,510,000	2,442,727
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	3,840,000	3,877,448
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	646,449
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,180,000	7,415,253
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	2,080,000	2,357,724
Cliffs Natural Resources Inc., Senior Notes	5.700%	1/15/18	1,960,000	1,274,000
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	460,000	248,400
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	1,600,000	1,556,373
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	348,000	328,899
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	1,050,000	1,033,909	(a)
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	60,481
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,310,000	2,353,555
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	610,000	771,749
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	4,803,000	4,983,434
Southern Copper Corp., Senior Notes	5.250%	11/8/42	7,470,000	6,673,295
Vale Overseas Ltd., Notes	8.250%	1/17/34	975,000	1,166,821
Vale Overseas Ltd., Notes	6.875%	11/21/36	6,129,000	6,461,130
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	7,986,000	7,654,661
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	830,000	887,885	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	3,540,000	3,563,035	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	3,930,000	3,976,008	(a)
Total Metals & Mining				61,617,971

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	23

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	$2,220,000	$2,281,647
Total Materials				65,546,589
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 2.3%
AT&T Inc., Global Notes	5.800%	2/15/19	3,000,000	3,407,520
AT&T Inc., Senior Notes	4.450%	5/15/21	740,000	795,066
AT&T Inc., Senior Notes	3.875%	8/15/21	1,180,000	1,234,642
AT&T Inc., Senior Notes	4.350%	6/15/45	2,820,000	2,658,566
CenturyTel Inc., Senior Notes	6.000%	4/1/17	4,120,000	4,377,500
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	4,515,000	4,767,827
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	480,000	546,273
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,020,000	1,129,146
Verizon Communications Inc., Senior Notes	2.500%	9/15/16	2,160,000	2,207,898
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	2,420,000	2,804,206
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	2,440,000	2,493,780
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	3,120,000	2,927,371
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	13,780,000	15,216,331
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	4,445,000	4,601,615
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	1,270,000	1,247,774
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	3,568,000	4,395,002
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	13,826,000	17,713,166
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	5,741,000	5,897,310	(a)
Total Diversified Telecommunication Services				78,420,993
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,910,000	3,194,918
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	2,080,000	2,293,699
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	5,062,000	4,994,372
Total Wireless Telecommunication Services				10,482,989
Total Telecommunication Services				88,903,982
Utilities — 0.9%
Electric Utilities — 0.7%
Berkshire Hathaway Energy Co., Senior Bonds	6.500%	9/15/37	630,000	824,539
Duke Energy Corp., Senior Notes	3.550%	9/15/21	870,000	908,260
Exelon Corp., Bonds	5.625%	6/15/35	515,000	602,105
FirstEnergy Corp., Notes	7.375%	11/15/31	7,665,000	9,277,455
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	1,270,000	1,279,816
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	4,270,000	4,405,846
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,290,000	1,642,304

See Notes to Financial Statements.

24	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	$260,000	$312,868
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	4,720,000	5,781,929
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,220,000	1,235,851
Total Electric Utilities				26,270,973
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	30,000	32,257	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	4,850,000	6,283,418
Total Gas Utilities				6,315,675
Total Utilities				32,586,648
Total Corporate Bonds & Notes (Cost — $1,052,316,388)				1,061,729,184
Asset-Backed Securities — 6.0%
321 Henderson Receivables LLC, 2014-1A A	3.960%	3/15/63	1,328,186	1,407,056	(a)
Airspeed Ltd., 2007-1A G1W	0.431%	4/15/24	11,471,246	9,635,847	(a)(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.205%	7/25/32	1,054,700	1,020,209	(b)
Apidos CDO, 2013-16A B	3.031%	1/19/25	4,550,000	4,348,098	(a)(b)
Apidos CDO, 2014-18A A1	1.646%	7/22/26	3,000,000	2,962,791	(a)(b)
Applebee’s/IHOP Funding LLC, 2014-1 A2	4.277%	9/5/44	3,350,000	3,360,965	(a)
Argent Securities Inc., 2006-W4 A2B	0.280%	5/25/36	126,671	45,039	(b)
Arrowpoint CLO Ltd., 2014-2A A1L	1.740%	3/12/26	7,900,000	7,830,164	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	1,840,000	1,820,812	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	2,100,000	2,153,023	(a)
Avis Budget Rental Car Funding AESOP LLC, 2014-2A A	2.500%	2/20/21	3,550,000	3,535,280	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.800%	5/28/44	35,322	35,260	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.620%	4/28/39	581,025	575,022	(b)
Bear Stearns Asset Backed Securities Trust, 2004-HE10 M1	1.130%	12/25/34	4,792,645	4,494,955	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.740%	9/25/34	74,166	72,810	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.830%	12/25/44	144,565	144,621	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	2.755%	12/27/39	5,900,000	6,523,842	(b)
Carlyle Global Market Strategies, 2013-4A A1	1.701%	10/15/25	1,000,000	994,585	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.031%	10/15/25	2,500,000	2,413,467	(a)(b)
CDC Mortgage Capital Trust, 2002-HE1 A	0.790%	1/25/33	227,477	208,933	(b)
CIFC Funding Ltd., 2014-3A A	1.642%	7/22/26	1,000,000	992,427	(a)(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.790%	9/25/33	345,395	327,981	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.510%	12/25/36	675,820	454,673	(a)(b)
Covenant Credit Partners CLO I Ltd., 2014-1A A	1.711%	7/20/26	1,250,000	1,237,131	(a)(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	25

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.347%	2/3/29	$20,400	$20,604	(a)(b)(f)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.453%	10/25/36	3,715,000	4,008,775	(a)
FBR Securitization Trust, 2005-5 M1	0.845%	11/25/35	10,261,000	8,664,522	(b)
Flatiron CLO Ltd., 2013-1A B	2.978%	1/17/26	2,500,000	2,390,907	(a)(b)
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	40,320	1,182	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.657%	2/20/32	1,000,000	916,630	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.653%	3/13/32	1,750,000	1,582,098	(b)
GSAA Home Equity Trust, 2005-6 A3	0.540%	6/25/35	6,851,338	6,550,544	(b)
GSAA Home Equity Trust, 2005-9 2A4	0.600%	8/25/35	6,500,000	5,381,532	(b)
Henderson Receivables LLC, 2014-3A A	3.500%	6/15/77	4,794,598	4,792,539	(a)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	2,430,000	2,397,832	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T7 A7	1.981%	11/15/46	1,100,000	1,089,220	(a)
HSI Asset Securitization Corp. Trust, 2006-OPT3 3A3	0.350%	2/25/36	2,731,539	2,548,739	(b)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.360%	5/25/35	230,003	225,920	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.686%	1/21/31	103,079	95,676	(b)
Long Beach Mortgage Loan Trust, 2001-1 A1	0.606%	4/21/31	7,912,956	7,401,035	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.470%	11/25/34	2,963,085	2,938,234	(b)
Long Beach Mortgage Loan Trust, 2005-2 M4	1.100%	4/25/35	14,730,000	14,084,281	(b)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.330%	10/25/36	2,517,084	1,221,073	(b)
MASTR Asset-Backed Securities Trust, 2007-NCW A1	0.470%	5/25/37	7,763,283	7,219,022	(a)(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.701%	4/15/26	2,060,000	2,042,235	(a)(b)
North Carolina State Education Assistance Authority, 2012-1 A	0.970%	7/25/39	435,558	435,018	(b)
OHA Loan Funding Ltd., 2014-1A A1	1.762%	10/20/26	5,400,000	5,369,819	(a)(b)
OZLM Ltd., 2014-8A A1A	1.715%	10/17/26	5,000,000	4,952,445	(a)(b)
OZLM Ltd., 2014-8A A2A	2.425%	10/17/26	2,000,000	1,932,930	(a)(b)
OZLM Ltd., 2014-8A B	3.275%	10/17/26	1,000,000	965,244	(a)(b)
PPT Home Loan Trust, 2004-1 A	5.690%	8/25/35	5,656,953	5,819,978	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.950%	1/25/31	325,744	221,186	(b)
RAAC Series, 2007-RP2 A	0.870%	2/25/46	262,666	238,494	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.850%	3/25/33	72,432	64,314	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.630%	6/25/31	159,921	147,818	(b)
SACO I Trust, 2005-10 1A	0.690%	6/25/36	1,107,435	1,562,037	(b)
Saranac CLO Ltd., 2014-2A B	2.282%	2/20/25	750,000	722,393	(a)(b)
Saxon Asset Securities Trust, 2005-1 M1	0.845%	5/25/35	242,240	230,759	(b)
Shackleton CLO Ltd., 2013-4A B1	2.230%	1/13/25	9,800,000	9,497,925	(a)(b)

See Notes to Financial Statements.

26	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Shackleton CLO Ltd., 2013-4A C	3.230%	1/13/25	$1,350,000	$1,301,979	(a)(b)
SLM Student Loan Trust, 2007-7 B	0.984%	10/25/28	4,150,000	3,785,045	(b)
SLM Student Loan Trust, 2011-A A3	2.661%	1/15/43	3,125,000	3,323,797	(a)(b)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	2,560,607	2,586,440	(a)
Sound Point CLO Ltd., 2014-1A B1	2.131%	4/18/26	4,000,000	3,831,812	(a)(b)
Structured Asset Investment Loan Trust, 2004-1 A3	0.970%	2/25/34	9,815,949	9,416,224	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	1,323,455	1,375,568
Venture CDO Ltd., 2013-15A B1	2.281%	7/15/25	1,500,000	1,459,360	(a)(b)
Venture CDO Ltd., 2013-15A C	3.331%	7/15/25	2,250,000	2,188,505	(a)(b)
Venture CDO Ltd., 2014-16A A1L	1.731%	4/15/26	8,260,000	8,186,502	(a)(b)
Voya CLO Ltd., 2014-4A A1	1.733%	10/14/26	7,500,000	7,444,185	(a)(b)
Total Asset-Backed Securities (Cost — $206,701,020)				209,227,368
Collateralized Mortgage Obligations — 16.7%
ACRE Commercial Mortgage Trust	4.557%	6/15/30	1,360,000	1,369,538	(a)(b)
American Home Mortgage Assets, 2006-4 1A12	0.380%	10/25/46	1,274,986	856,662	(b)
American Home Mortgage Investment Trust, 2004-4 1A1	0.510%	2/25/45	2,936,352	2,827,184	(b)
Banc of America Commercial Mortgage Inc., 2006-5 AM	5.448%	9/10/47	5,860,000	6,139,762
Banc of America Funding Corp., 2005-E 8A1	2.093%	6/20/35	111,636	73,174	(b)
Banc of America Funding Corp., 2006-H 1A1	2.543%	9/20/46	594,962	495,410	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	2.616%	12/25/34	82,862	80,822	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.190%	2/25/35	20,218	19,756	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	3.384%	11/25/34	4,083,173	3,981,420	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	2,375,000	2,611,640	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.340%	6/25/47	4,671,216	3,763,818	(b)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.346%	1/15/46	700,000	728,197	(b)
CG-CCRE Commercial Mortgage Trust, 2014-FL1 A	1.111%	6/15/31	2,970,000	2,965,165	(a)(b)
Citigroup Commercial Mortgage Trust, 2012-GC8 XA, IO	2.210%	9/10/45	15,639,637	1,569,625	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	1,980,000	2,063,765
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.570%	5/25/35	33,654	33,586	(a)(b)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	1,100,000	1,181,329	(b)
COMM Mortgage Trust, 2013-300P B	4.394%	8/10/30	4,040,000	4,416,629	(a)(b)
COMM Mortgage Trust, 2013-CR13 XA, IO	1.014%	12/10/23	31,155,467	1,802,313	(b)
COMM Mortgage Trust, 2014-SAVA D	3.261%	6/15/34	4,600,000	4,602,912	(a)(b)
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	280,000	280,246
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	1,010,000	1,079,945

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	27

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	$440,000	$480,741	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.085%	10/10/46	210,000	227,034	(b)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	441,000	452,530	(a)
Commercial Mortgage Trust, 2014-LC15 XA, IO	1.421%	4/10/47	36,900,123	3,079,463	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.432%	3/10/47	22,556,273	2,012,786	(b)
Connecticut Avenue Securities, 2014-C03 1M1	1.370%	7/25/24	5,079,035	5,032,099	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.430%	7/25/35	4,814,498	4,138,744	(b)
Countrywide Alternative Loan Trust, 2006-0A06 1A2	0.380%	7/25/46	992,112	820,973	(b)
Countrywide Alternative Loan Trust, 2006-0A08 1A1	0.360%	7/25/46	1,481,943	1,196,789	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.360%	8/25/46	554,082	415,669	(b)
Countrywide Home Loans, 2005-09 2A1	0.390%	5/25/35	3,400,057	2,499,616	(b)
Countrywide Home Loans, 2005-11 3A3	2.435%	4/25/35	83,766	63,070	(b)
Countrywide Home Loans, 2005-R3 AF	0.570%	9/25/35	1,066,516	958,513	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.470%	5/25/35	5,020,522	4,299,128	(b)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.607%	1/15/49	2,698,000	2,888,395	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.620%	6/25/34	584,164	536,574	(b)
Deutsche Mortgage Securities Inc., 2006-PR1 4AF1	0.451%	4/15/36	13,789,079	12,623,602	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.454%	10/19/45	1,885,360	1,644,526	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.704%	2/25/48	177,037	177,104	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	11,285	11,956
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	9,387	1,361
Federal Home Loan Mortgage Corp. (FHLMC), 283 IO, IO	3.500%	10/15/27	483,214	69,434
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	8,099,215	8,864,412
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.129%	11/15/36	1,460,448	248,468	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.339%	7/15/37	1,351,662	226,244	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.869%	9/15/37	2,442,741	290,022	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.069%	1/15/40	904,024	145,896	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,100,000	3,361,606
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	9,181,296	10,340,362
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.789%	10/15/41	3,500,957	649,357	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.439%	11/15/41	4,163,216	827,048	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.889%	8/15/39	2,577,665	294,851	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.889%	7/15/42	495,979	113,752	(b)

See Notes to Financial Statements.

28	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	$4,761,683	$615,324
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.889%	8/15/42	985,636	213,065	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4099 ST, IO	5.839%	8/15/42	3,395,554	781,475	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	2,548,738	448,329
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.989%	11/15/42	741,526	156,595	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.989%	11/15/42	787,800	159,973	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.989%	11/15/42	1,115,759	240,486	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	6.039%	5/15/39	2,267,566	454,126	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.089%	9/15/42	2,200,719	419,181	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	6,227,505	749,006
Federal Home Loan Mortgage Corp. (FHLMC), 4298 PI, IO, PAC	4.000%	4/15/43	5,135,637	838,295
Federal Home Loan Mortgage Corp. (FHLMC), 4310 SA, IO	5.789%	2/15/44	2,115,464	478,979	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4335 SW, IO	5.839%	5/15/44	1,657,353	383,662	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	1,893	1,864
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	7,024,159	7,978,714
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.844%	7/25/21	6,309,786	556,290	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.186%	4/25/20	22,106,958	1,017,340	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.565%	10/25/21	2,074,245	177,578	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.362%	6/25/21	13,974,028	921,447	(b)
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.431%	11/25/36	3,348,326	757,566	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.311%	4/25/40	1,565,426	229,895	(b)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.411%	9/25/40	2,491,851	460,009	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	6,500,000	7,001,703
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.361%	12/25/40	813,137	125,513	(b)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,260,213	1,462,760
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.471%	7/25/41	2,116,470	435,701	(b)
Federal National Mortgage Association (FNMA), 2011-090, IO	6.231%	9/25/41	3,534,262	712,231	(b)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.531%	10/25/26	1,151,950	200,212	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	29

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.431%	10/25/40	$2,450,885	$456,203	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	1,000,400	1,120,176
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	3,592,501	4,034,702
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	1,440,914	1,630,561
Federal National Mortgage Association (FNMA), 2012-070 HS, IO	5.831%	7/25/42	4,208,301	920,625	(b)
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.481%	2/25/41	1,265,280	229,762	(b)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	4,863,492	582,102
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	256,592	234,035
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.481%	3/25/42	3,784,729	670,434	(b)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	192,444	175,526
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.431%	7/25/42	1,286,591	252,019	(b)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	3,571,442	400,345
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.931%	9/25/42	1,639,353	336,967	(b)
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.981%	11/25/42	2,026,218	444,147	(b)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.981%	11/25/42	1,485,879	346,427	(b)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.981%	11/25/42	2,359,677	488,968	(b)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.981%	12/25/42	2,689,145	595,158	(b)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.981%	12/25/42	778,855	164,661	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.981%	12/25/42	2,022,684	424,238	(b)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	4,083,385	459,882
Federal National Mortgage Association (FNMA), 2012-M14 X1, IO	4.208%	2/25/17	56,112,913	3,847,270	(b)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	6,424,392	7,300,435
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	14,385,504	15,925,213
Federal National Mortgage Association (FNMA), 2013-014 IG, IO	4.000%	3/25/43	7,365,591	1,215,649

See Notes to Financial Statements.

30	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	$4,870,352	$576,231
Federal National Mortgage Association (FNMA), 2013-029 QI, IO	4.000%	4/25/43	11,150,667	1,819,995
Federal National Mortgage Association (FNMA), 2013-067 KS, IO	5.931%	7/25/43	2,059,421	475,748	(b)
Federal National Mortgage Association (FNMA), 2013-126 CS, IO	5.981%	9/25/41	6,594,586	968,026	(b)
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	1.834%	8/25/44	25,261,465	1,748,116	(b)
Federal National Mortgage Association (FNMA), 2014-M3 X2, IO	0.132%	1/25/24	137,647,607	1,215,428	(b)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	1,403,514	253,394
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	454,433	72,129
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	226,700	28,684	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	220,529	28,757	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	300,728	36,289
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	1,636,522	285,334
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	6,002,414	558,621
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	6,450,227	716,281
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	2,911,294	636,279
Federal National Mortgage Association (FNMA), IO	9.500%	2/25/17	1,421	109
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	1	15
Federal National Mortgage Association (FNMA), IO, PAC	1,009.250%	8/25/21	87	1,362
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	9,055	8,937
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	4,219,891	793,086
Federal National Mortgage Association (FNMA) STRIPS, 409 C17, IO	4.000%	11/25/41	5,060,057	1,095,060
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	3,093,273	556,225
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	56,912,035	664,676	(a)
FREMF Mortgage Trust, 2014-K36 C	4.362%	12/25/46	1,740,000	1,720,594	(a)(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	31

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
FREMF Mortgage Trust, 2014-K503 C	3.009%	10/25/47	$1,490,000	$1,432,990	(a)(b)
FREMF Mortgage Trust, 2014-K714 C	3.988%	1/25/47	860,000	843,461	(a)(b)
GCCFC Commercial Mortgage Trust, 2007-GG9 AM	5.475%	3/10/39	2,834,000	2,969,360
GE Business Loan Trust, 2007-1A A	0.331%	4/16/35	3,642,816	3,461,964	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	6,165,000	6,342,620	(b)
Government National Mortgage Association (GNMA), 2009-106 PD, PAC	4.500%	4/20/38	3,000,000	3,318,375
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.335%	3/20/39	1,034,949	129,654	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.315%	4/20/40	524,435	85,914	(b)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	5,000,000	5,630,005
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.389%	4/16/34	149,756	5,568	(b)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC-1	4.500%	10/20/39	2,900,000	3,132,046
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	6,700,000	7,138,120
Government National Mortgage Association (GNMA), 2010-076 CS, IO	6.385%	6/20/40	5,384,133	1,120,702	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.485%	1/20/40	1,167,735	193,016	(b)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	17,505,000	18,741,693
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	1,596,583	75,172
Government National Mortgage Association (GNMA), 2010-106 SH, IO	5.835%	8/20/40	119,722	22,586	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.706%	3/20/60	3,560,798	3,557,355	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.156%	5/20/60	1,854,598	1,889,082	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.506%	8/20/58	1,294,812	1,288,896	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.536%	12/20/60	1,798,122	1,779,846	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.556%	12/20/60	4,199,443	4,174,658	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	5,814,914	6,328,725
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.934%	9/16/46	91,652,505	4,460,178	(b)

See Notes to Financial Statements.

32	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H03 FA	0.656%	1/20/61	$2,474,772	$2,469,464	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.656%	12/20/60	2,687,634	2,679,415	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.606%	2/20/61	2,441,453	2,430,845	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.636%	3/20/61	4,796,240	4,781,688	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.656%	3/20/61	3,409,101	3,401,352	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.248%	4/16/53	28,038,264	1,812,898	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.870%	3/16/49	37,663,377	1,893,790	(b)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	4,479,350	589,416
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	1,004,062	82,400
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.939%	8/16/42	3,054,298	489,076	(b)
Government National Mortgage Association (GNMA), 2012-100 IO, IO	0.828%	8/16/52	8,813,030	556,041	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.826%	2/16/53	65,886,359	4,041,931	(b)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.022%	1/16/53	18,025,390	1,490,772	(b)
Government National Mortgage Association (GNMA), 2012-124 AS, IO	6.039%	10/16/42	2,714,673	515,544	(b)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.861%	2/16/53	38,589,914	2,659,694	(b)
Government National Mortgage Association (GNMA), 2013-002 IO, IO	0.741%	5/16/54	27,131,138	1,501,383	(b)
Government National Mortgage Association (GNMA), 2013-063 IO, IO	0.773%	9/16/51	76,718,148	4,879,198	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.123%	9/16/44	24,782,187	1,804,723	(b)
Government National Mortgage Association (GNMA), 2013-147 QS, IO, PAC	6.585%	12/20/39	4,722,528	853,214	(b)
Government National Mortgage Association (GNMA), 2013-152 HS, IO, PAC	6.535%	6/20/43	4,898,744	949,435	(b)
Government National Mortgage Association (GNMA), 2013-153 AB	2.900%	6/16/44	773,833	790,435	(b)
Government National Mortgage Association (GNMA), 2013-163, IO	1.216%	2/16/46	25,096,849	1,963,382	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	33

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2013-178 A	2.250%	3/16/35	$6,761,864	$6,835,366
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.933%	6/16/55	17,125,766	1,007,766	(b)
Government National Mortgage Association (GNMA), 2013-187 S, IO	5.985%	12/20/43	3,172,924	630,466	(b)
Government National Mortgage Association (GNMA), 2013-193 AB	2.000%	12/16/49	4,541,041	4,519,213
Government National Mortgage Association (GNMA), 2014-005 SP, IO, PAC	5.989%	6/16/43	3,787,933	633,744	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.381%	2/16/48	27,125,439	2,135,830	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.037%	9/16/55	26,673,629	1,946,401	(b)
Government National Mortgage Association (GNMA), 2014-089 IO, IO	1.037%	1/16/57	75,685,809	7,061,486	(b)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	7,781,469	942,066
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.610%	6/25/45	3,601,834	3,136,560	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.430%	10/25/45	699,586	594,712	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.819%	7/10/38	1,800,000	1,897,090	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	1,630,000	1,801,779	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.520%	1/25/35	185,348	155,284	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.520%	3/25/35	7,733,624	6,760,262	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	399,974	404,775
HarborView Mortgage Loan Trust, 2005-9 2A1A	0.506%	6/20/35	537,102	512,676	(b)
HarborView Mortgage Loan Trust, 2005-9 2A1B	0.536%	6/20/35	11,334,446	10,307,806	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.620%	7/25/34	245,789	243,725	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.520%	8/25/36	681,394	668,818	(b)
IMPAC Secured Assets Corp., 2007-2 2A	0.420%	4/25/37	4,296,230	3,944,859	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.533%	9/25/35	52,414	45,261	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	940,000	1,023,998	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	490,000	541,538	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C21 XA, IO	1.128%	8/15/47	40,926,763	3,219,713	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 A4	3.801%	9/15/47	4,900,000	5,163,988
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.562%	9/15/47	2,080,000	2,116,820	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 AS	4.065%	11/15/47	1,840,000	1,936,130
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 AM	5.372%	5/15/47	9,365,409	9,717,792

See Notes to Financial Statements.

34	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	5.877%	2/12/51	$1,845,000	$2,021,972	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2012-LC9 XA, IO	1.927%	12/15/47	12,047,458	1,151,183	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FL6 B	2.438%	11/15/31	8,780,000	8,684,302	(a)(b)
JPMorgan Reremic, 2014-6 8A1	0.349%	10/27/36	7,756,586	7,259,244	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.904%	7/15/44	840,000	913,645	(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.500%	6/15/36	1,523,380	4,037	(a)(b)(g)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.162%	9/15/45	760,000	845,692	(b)
Lehman XS Trust, 2005-7N 1A1B	0.470%	12/25/35	60,416	34,793	(b)
Luminent Mortgage Trust, 2006-1 A1	0.410%	4/25/36	339,299	223,876	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.400%	5/25/37	156,818	108,264	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.212%	12/25/34	85,676	83,020	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	508,069	518,276	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	96,632	98,714	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.520%	5/25/35	743,935	613,648	(a)(b)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	651,574	679,747	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.617%	12/25/35	59,860	56,109	(b)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.835%	6/12/50	620,000	665,915	(b)
MLCC Mortgage Investors Inc., 2006-1 1A	2.475%	2/25/36	249,942	232,321	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.856%	8/15/45	10,046,260	828,033	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	426,000	425,068
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.083%	7/15/46	510,000	553,481	(b)
Morgan Stanley Capital I Trust, 2007-HQ11 A4FL	0.296%	2/12/44	7,380,000	7,310,790	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.430%	10/25/34	351,049	347,882	(b)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.514%	7/25/35	1,833,066	1,692,513	(b)
Mortgage IT Trust, 2005-1 1A1	0.810%	2/25/35	719,333	701,039	(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	293,302	301,281	(a)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	211,540	198,107
Nomura Resecuritization Trust, 2014-5R 1A1	3.000%	6/26/35	8,471,752	8,492,931	(a)(b)
Opteum Mortgage Acceptance Corp., 2005-2 AI3	0.490%	4/25/35	3,393,468	3,312,314	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	6,062,590	6,300,189	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	2,304,509	2,410,844	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	459,122	461,291	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	26,573,331	26,741,965	(a)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	35

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Residential Accredit Loans Inc., 2006-QO1O A1	0.330%	1/25/37	$854,045	$643,939	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	3,546,748	3,628,450
Structured Agency Credit Risk Debt Notes, 2014-DN1 M2	2.370%	2/25/24	5,480,000	5,385,777	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	1.820%	4/25/24	13,400,000	12,981,518	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN3 M2	2.570%	8/25/24	13,020,000	12,971,629	(b)
Structured Agency Credit Risk Debt Notes, 2014-HQ1 M2	2.670%	8/25/24	3,970,000	3,901,280	(b)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M2	2.820%	10/25/24	2,750,000	2,726,224	(b)
Structured ARM Loan Trust, 2004-10 2A	2.391%	8/25/34	5,030,249	4,953,070	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.490%	10/25/35	684,937	577,322	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	1,834,415	1,867,050
UBS Commercial Mortgage Trust, 2012-C1 XA, IO	2.288%	5/10/45	21,841,548	2,557,995	(a)(b)
Wachovia Bank Commercial Mortgage Trust, 2005-C17 B	5.287%	3/15/42	3,976,000	3,990,445	(b)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	1,250,000	1,326,121
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AMFL	0.362%	12/15/43	640,000	612,913	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.402%	2/25/33	124,120	122,597	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.406%	9/25/33	39,052	40,215	(b)
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	282,945	285,670
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A2A1	0.510%	1/25/45	469,760	442,837	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.440%	7/25/45	58,825	54,512	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.490%	8/25/45	6,702,238	6,371,194	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.460%	10/25/45	116,547	106,794	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.440%	12/25/45	9,006,743	8,648,059	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.460%	12/25/45	135,567	122,472	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.060%	9/25/36	356,726	316,282	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	9,242	9,750
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.078%	8/27/35	296,210	297,854	(a)(b)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.601%	4/25/36	1,408,481	1,359,142	(b)
WF-RBS Commercial Mortgage Trust, 2012-C10 XA, IO	1.795%	12/15/45	23,598,242	2,320,911	(a)(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.319%	3/15/47	10,702,107	833,073	(b)
WF-RBS Commercial Mortgage Trust, 2014-C21 AS	3.891%	8/15/47	2,767,000	2,888,012

See Notes to Financial Statements.

36	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
WF-RBS Commercial Mortgage Trust, 2014-C21 B	4.213%	8/15/47	$5,160,000	$5,405,410	(b)
WF-RBS Commercial Mortgage Trust, 2014-C21 XA, IO	1.203%	8/15/47	37,179,193	2,971,807	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 C	3.850%	10/15/57	2,600,000	2,541,326	(b)
WF-RBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	2,850,000	2,956,667
WFLD Mortgage Trust, 2014-MONT A	3.755%	8/10/31	3,460,000	3,634,601	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $589,835,334)				581,216,633
Mortgage-Backed Securities — 25.0%
FHLMC — 3.0%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/16-11/1/39	813,589	917,462
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-11/1/41	9,963,026	10,943,866
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-4/1/32	648,112	739,571
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	1,346,376	1,542,522
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	6/1/33-8/1/35	3,994,169	4,458,350
Federal Home Loan Mortgage Corp. (FHLMC)	2.230%	10/1/35	798,148	854,159	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.528%	1/1/36	202,710	216,290	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.927%	1/1/37	7,830	8,316	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.190%	2/1/37	117,560	124,574	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	1.945%	4/1/37	73,368	77,424	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.425%	8/1/37	4,011,583	4,336,874	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.285%	1/1/38	212,255	226,398	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	8/1/40	2,345,967	2,545,855
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42-8/1/43	4,472,541	4,824,577
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	10/1/42-2/1/44	544,998	568,706
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/14/45	3,000,000	3,119,297	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Bonds	4.000%	3/1/42	2,399,655	2,561,009
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19-3/1/44	25,223,013	27,949,472
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	134,709	144,866
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/43	21,686,071	23,279,149
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	1/20/30	200,000	211,125	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-4/1/43	10,542,896	11,117,219
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	778,252	871,183
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	546,097	624,497
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	1,613,513	1,823,873
Total FHLMC				104,086,634
FNMA — 18.3%
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	536	537
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-10/1/44	83,972,268	91,819,792

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	37

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-8/1/43	$54,594,345	$58,719,171
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-5/1/42	12,353,946	13,319,451
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-12/1/39	14,058,181	15,973,190
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-4/1/28	147,784	155,732
Federal National Mortgage Association (FNMA)	7.000%	1/1/27-2/1/39	6,139,796	6,943,699
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	5,836,114	5,898,588
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-5/1/40	3,601,404	4,101,365
Federal National Mortgage Association (FNMA)	2.500%	1/20/30	9,400,000	9,570,375	(h)
Federal National Mortgage Association (FNMA)	3.000%	1/20/30	75,400,000	78,371,823	(h)
Federal National Mortgage Association (FNMA)	3.500%	1/20/30-1/14/45	15,200,000	15,939,907	(h)
Federal National Mortgage Association (FNMA)	3.500%	5/1/32-5/1/43	52,597,145	55,151,058
Federal National Mortgage Association (FNMA)	2.605%	6/1/35	2,306,174	2,484,560	(b)
Federal National Mortgage Association (FNMA)	2.144%	7/1/35	522,790	559,499	(b)
Federal National Mortgage Association (FNMA)	2.128%	8/1/35	348,485	371,335	(b)
Federal National Mortgage Association (FNMA)	2.192%	9/1/35	698,314	746,615	(b)
Federal National Mortgage Association (FNMA)	2.310%	9/1/35	1,121,119	1,206,736	(b)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	7,454,920	8,354,750
Federal National Mortgage Association (FNMA)	2.125%	10/1/35	812,735	867,646	(b)
Federal National Mortgage Association (FNMA)	2.147%	10/1/35	3,109,688	3,279,237	(b)
Federal National Mortgage Association (FNMA)	2.237%	10/1/35	515,832	561,459	(b)
Federal National Mortgage Association (FNMA)	2.920%	10/1/35	737,835	784,214	(b)
Federal National Mortgage Association (FNMA)	2.097%	11/1/35	1,105,599	1,171,375	(b)
Federal National Mortgage Association (FNMA)	2.102%	11/1/35	1,138,197	1,202,656	(b)
Federal National Mortgage Association (FNMA)	2.109%	11/1/35	1,449,584	1,538,729	(b)
Federal National Mortgage Association (FNMA)	2.110%	11/1/35	988,234	1,043,981	(b)
Federal National Mortgage Association (FNMA)	2.136%	11/1/35	1,310,026	1,398,064	(b)
Federal National Mortgage Association (FNMA)	2.455%	9/1/36	554,716	603,556	(b)
Federal National Mortgage Association (FNMA)	2.313%	12/1/36	23,878	25,548	(b)
Federal National Mortgage Association (FNMA)	1.764%	2/1/37	9,118,065	9,534,243	(b)
Federal National Mortgage Association (FNMA)	3.000%	12/1/42-2/1/43	4,656,037	4,709,503
Federal National Mortgage Association (FNMA)	4.000%	1/14/45	166,700,000	177,911,225	(h)
Federal National Mortgage Association (FNMA)	4.500%	1/14/45	8,300,000	9,009,391	(h)
Federal National Mortgage Association (FNMA)	5.000%	1/14/45	49,300,000	54,467,833	(h)
Total FNMA				637,796,843
GNMA — 3.7%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	17,354	17,503
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	80,031	90,690

See Notes to Financial Statements.

38	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	$87,750	$93,147
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	13,446,981	15,465,256
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/41	14,027,427	15,930,537
Government National Mortgage Association (GNMA)	5.500%	2/15/35-6/15/36	524,823	591,734
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	2,166,019	2,417,041
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	10,981,876	12,054,402
Government National Mortgage Association (GNMA)	3.500%	1/21/45	1,200,000	1,259,625	(h)
Government National Mortgage Association (GNMA) II	6.000%	10/20/37-2/20/42	431,439	491,908
Government National Mortgage Association (GNMA) II	3.500%	1/21/45	53,000,000	55,633,438	(h)
Government National Mortgage Association (GNMA) II	4.000%	1/21/45	21,500,000	23,051,780	(h)
Total GNMA				127,097,061
Total Mortgage-Backed Securities (Cost — $856,439,487)				868,980,538
Municipal Bonds — 0.2%
Illinois — 0.2%
Chicago, IL, GO, Taxable Project (Cost — $5,380,000)	6.314%	1/1/44	5,380,000	5,699,249
Sovereign Bonds — 4.1%
Brazil — 0.1%
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	2,460,000	2,460,000
Colombia — 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	11,700,000	13,162,500
Indonesia — 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	4,346,000	4,280,810	(i)
Republic of Indonesia, Notes	3.750%	4/25/22	280,000	275,800	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	290,000	321,175	(i)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,190,000	1,256,938	(i)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	340,000	370,600	(i)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	911,000	1,029,430	(a)
Total Indonesia				7,534,753

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	39

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Mexico — 1.6%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	$112,000	$136,976
United Mexican States, Senior Notes	4.000%	10/2/23	164,000	170,150
United Mexican States, Senior Notes	4.750%	3/8/44	680,000	708,900
United Mexican States, Senior Notes	5.550%	1/21/45	48,980,000	56,939,250
Total Mexico				57,955,276
Poland — 0.5%
Republic of Poland, Senior Notes	4.000%	1/22/24	16,860,000	17,892,675
Russia — 0.4%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	10,985,005	11,391,450	(i)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	1,742,300	1,806,765	(a)
Total Russia				13,198,215
South Africa — 0.3%
Republic of South Africa, Senior Notes	5.875%	9/16/25	10,730,000	12,084,662
Turkey — 0.6%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,160,000	1,274,550
Republic of Turkey, Senior Bonds	5.750%	3/22/24	8,810,000	9,845,175
Republic of Turkey, Senior Notes	7.000%	3/11/19	1,870,000	2,131,800
Republic of Turkey, Senior Notes	7.500%	11/7/19	590,000	691,628
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,180,000	2,487,925
Republic of Turkey, Senior Notes	6.625%	2/17/45	3,030,000	3,718,567
Total Turkey				20,149,645
Total Sovereign Bonds (Cost — $132,112,798)				144,437,726
U.S. Government & Agency Obligations — 13.5%
U.S. Government Agencies — 4.3%
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.625%	11/23/35	12,290,000	12,802,345
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	20,110,000	29,860,414
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	66,300,000	59,608,275
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	117,281
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	6,320,000	5,909,857
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	1,150,000	1,062,610
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,790,000	1,711,442
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,720,000	6,389,745
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,810,000	10,172,589
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	7,280,000	6,726,793
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	880,000	811,505
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,410,000	5,159,436
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	6,410,000	6,092,481

See Notes to Financial Statements.

40	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	$1,240,000	$1,131,185
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,630,403
Total U.S. Government Agencies				151,186,361
U.S. Government Obligations — 9.2%
U.S. Treasury Bonds	3.750%	11/15/43	310,000	372,654
U.S. Treasury Bonds	3.625%	2/15/44	640,000	753,150
U.S. Treasury Bonds	3.375%	5/15/44	12,260,000	13,802,075
U.S. Treasury Bonds	3.125%	8/15/44	7,840,000	8,440,246
U.S. Treasury Bonds	3.000%	11/15/44	52,020,000	54,669,795
U.S. Treasury Notes	0.250%	10/31/15	150,000	149,988
U.S. Treasury Notes	0.875%	11/15/17	190,000	189,094
U.S. Treasury Notes	0.625%	11/30/17	4,120,000	4,067,215
U.S. Treasury Notes	1.625%	4/30/19	260,000	260,894
U.S. Treasury Notes	1.750%	9/30/19	3,070,000	3,087,987
U.S. Treasury Notes	1.500%	10/31/19	610,000	606,283
U.S. Treasury Notes	1.500%	11/30/19	73,890,000	73,422,424
U.S. Treasury Notes	1.625%	12/31/19	53,850,000	53,770,087
U.S. Treasury Notes	2.000%	5/31/21	90,000	90,450
U.S. Treasury Notes	1.875%	11/30/21	10,840,000	10,776,488
U.S. Treasury Notes	2.375%	8/15/24	8,400,000	8,555,534
U.S. Treasury Notes	2.250%	11/15/24	74,970,000	75,473,723
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	2,150,827
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	1,177,335
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	14,430,000	6,474,525
Total U.S. Government Obligations				318,290,774
Total U.S. Government & Agency Obligations (Cost — $450,017,029)				469,477,135
U.S. Treasury Inflation Protected Securities — 1.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	16,363,763	19,212,072
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	13,194,306	17,103,119
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,875,990	4,737,712
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	16,266,600	15,293,142
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	2,493,267	2,503,981
Total U.S. Treasury Inflation Protected Securities (Cost — $58,938,528)				58,850,026

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	41

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.IG.23 Index, Call @ $60.00		1/21/15	58,470,000	$10,553
Eurodollar Mid Curve 2-Year Futures, Call @ $98.25		3/13/15	154	27,912
U.S. Treasury 10-Year Notes Futures, Call @ $126.50		1/23/15	108	82,687
U.S. Treasury 10-Year Notes Futures, Put @ $125.00		1/23/15	82	7,688
U.S. Treasury 10-Year Notes Futures, Put @ $127.00		1/23/15	397	285,344
U.S. Treasury 30-Year Bonds Futures, Call @ $145.00		1/23/15	27	24,891
U.S. Treasury 30-Year Bonds Futures, Put @ $143.00		1/23/15	2	1,031
U.S. Treasury 30-Year Bonds Futures, Put @ $144.00		1/23/15	145	126,875
Total Purchased Options (Cost — $598,554)				566,981
Total Investments before Short-Term Investments (Cost — $3,352,339,138)				3,400,184,840

	Rate	Maturity Date	Face Amount
Short-Term Investments — 12.8%
U.S. Government Agencies — 11.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	5/18/15	$20,000,000	19,993,120	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.102%	5/26/15	28,000,000	27,989,808	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130-0.131%	6/8/15	62,000,000	61,972,968	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.148%	6/15/15	65,000,000	64,970,360	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	8/18/15	33,900,000	33,871,660	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	11/16/15	25,000,000	24,961,350	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	2/2/15	25,000,000	24,998,000	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	3/18/15	35,000,000	34,997,795	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.094%	5/13/15	50,000,000	49,983,450	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.140%	6/1/15	50,000,000	49,979,150	(j)
Total U.S. Government Agencies (Cost — $393,670,032)				393,717,661

See Notes to Financial Statements.

42	Western Asset Core Bond Fund 2014 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — 1.5%
Goldman Sachs & Co. repurchase agreement dated 12/31/14; Proceeds at maturity — $50,700,197; (Fully collateralized by U.S. government agency obligations, 1.880% due 9/10/19; Market value — $51,733,744) (Cost — $50,700,000)	0.070%	1/2/15	$50,700,000	$50,700,000
Total Short-Term Investments (Cost — $444,370,032)				444,417,661
Total Investments — 110.5% (Cost — $3,796,709,170#)				3,844,602,501
Liabilities in Excess of Other Assets — (10.5)%				(366,686,612)
Total Net Assets — 100.0%				$3,477,915,889

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of December 31, 2014.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Illiquid security (unaudited).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $3,796,934,876.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	43

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Bond Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Call	1/23/15	$118.75	165	$76,055
U.S. Treasury 5-Year Notes Futures, Call	1/23/15	119.75	49	4,594
U.S. Treasury 5-Year Notes Futures, Put	1/23/15	118.75	111	31,219
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	127.50	382	125,344
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	127.00	144	74,250
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	128.00	207	42,047
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	128.50	83	11,672
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	129.00	55	5,156
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	125.50	19	32,656
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	127.50	358	229,344
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	128.00	218	105,594
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	129.00	323	90,844
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	127.00	55	46,406
U.S. Treasury 10-Year Notes Futures, Put	1/23/15	126.50	226	105,937
U.S. Treasury 10-Year Notes Futures, Put	1/23/15	125.50	150	25,781
U.S. Treasury 10-Year Notes Futures, Put	2/20/15	125.00	399	118,453
U.S. Treasury 10-Year Notes Futures, Put	2/20/15	124.50	198	43,312
U.S. Treasury 10-Year Notes Futures, Put	2/20/15	123.00	118	11,062
U.S. Treasury 10-Year Notes Futures, Put	2/20/15	121.50	19	891
U.S. Treasury 30-Year Bonds Futures, Call	1/23/15	143.00	323	671,234
U.S. Treasury 30-Year Bonds Futures, Call	1/23/15	144.00	164	235,750
U.S. Treasury 30-Year Bonds Futures, Call	1/23/15	147.00	605	207,969
U.S. Treasury 30-Year Bonds Futures, Call	1/23/15	146.00	258	145,125
U.S. Treasury 30-Year Bonds Futures, Call	2/20/15	145.00	95	148,438
U.S. Treasury 30-Year Bonds Futures, Put	1/23/15	141.00	107	18,391
U.S. Treasury 30-Year Bonds Futures, Put	1/23/15	138.00	206	9,656
U.S. Treasury 30-Year Bonds Futures, Put	1/23/15	142.00	2	594
U.S. Treasury 30-Year Bonds Futures, Put	2/20/15	138.00	206	38,625
Total Written Options (Premiums received — $3,145,329)				$2,656,399

See Notes to Financial Statements.

44	Western Asset Core Bond Fund 2014 Annual Report

Statement of assets and liabilities

December 31, 2014

Assets:
Investments, at value (Cost — $3,796,709,170)	$3,844,602,501
Cash	57,281,486
Receivable for Fund shares sold	733,827,378
Receivable for securities sold	110,990,649
Interest receivable	21,472,310
Deposits with brokers for open futures contracts	6,509,915
Deposits with brokers for open written options	2,624,074
Deposits with brokers for OTC swap contracts	2,340,000
Deposits with brokers for centrally cleared swap contracts	2,203,810
Deposits with brokers for open purchased options	560,095
OTC swaps, at value (net premiums paid — $240,873)	472,527
Receivable from broker — variation margin on open futures contracts	80,723
Receivable for open OTC swap contracts	33,414
Principal paydown receivable	3,018
Prepaid expenses	92,698
Other assets	102,734
Total Assets	4,783,197,332

Liabilities:
Payable for Fund shares repurchased	727,399,079
Payable for securities purchased	567,816,073
Distributions payable	2,682,611
Written options, at value (premiums received — $3,145,329)	2,656,399
OTC swaps, at value (premiums received — $0)	2,119,495
Investment management fee payable	1,162,118
Payable for open OTC swap contracts	345,828
Service and/or distribution fees payable	256,263
Directors’ fees payable	30,780
Payable to broker — variation margin on centrally cleared swaps	30,462
Accrued expenses	782,335
Total Liabilities	1,305,281,443
Total Net Assets	$3,477,915,889

Net Assets:
Par value (Note 7)	$282,312
Paid-in capital in excess of par value	3,891,262,114
Undistributed net investment income	4,387,372
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(465,962,187)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	47,946,278
Total Net Assets	$3,477,915,889

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	45

Statement of assets and liabilities (cont’d)

December 31, 2014

Shares Outstanding:
Class A	13,332,015
Class C	907,433
Class C1	1,836,065
Class FI	17,307,021
Class R	219,384
Class I	141,840,992
Class IS	106,868,891

Net Asset Value:
Class A (and redemption price)	$12.31
Class C*	$12.32
Class C1*	$12.32
Class FI (and redemption price)	$12.32
Class R (and redemption price)	$12.32
Class I (and redemption price)	$12.31
Class IS (and redemption price)	$12.33
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.86

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

46	Western Asset Core Bond Fund 2014 Annual Report

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Interest	$97,892,232

Expenses:
Investment management fee (Note 2)	11,990,108
Service and/or distribution fees (Notes 2 and 5)	2,949,155
Transfer agent fees (Note 5)	1,825,644
Fund accounting fees	209,638
Directors’ fees	171,190
Legal fees	124,381
Registration fees	118,950
Fees recaptured by investment manager (Note 2)	87,061
Audit and tax fees	64,815
Shareholder reports	57,724
Insurance	54,212
Custody fees	49,159
Miscellaneous expenses	17,163
Total Expenses	17,719,200
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(85,462)
Net Expenses	17,633,738
Net Investment Income	80,258,494

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	23,497,603
Futures contracts	(2,025,633)
Written options	13,972,760
Swap contracts	(3,291,030)
Net Realized Gain	32,153,700
Change in Net Unrealized Appreciation (Depreciation) From:
Investments and investments in other assets	83,623,194
Futures contracts	7,719,511
Written options	286,554
Swap contracts	659,173
Change in Net Unrealized Appreciation (Depreciation)	92,288,432
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	124,442,132
Increase in Net Assets from Operations	$204,700,626

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	47

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$80,258,494	$75,008,246
Net realized gain (loss)	32,153,700	(16,242,650)
Change in net unrealized appreciation (depreciation)	92,288,432	(121,338,873)
Increase (Decrease) in Net Assets from Operations	204,700,626	(62,573,277)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(83,962,183)	(82,132,300)
Decrease in Net Assets from Distributions to Shareholders	(83,962,183)	(82,132,300)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,498,601,416	580,796,910
Reinvestment of distributions	71,871,404	78,726,694
Cost of shares repurchased	(2,052,748,004)	(1,082,877,116)
Increase (Decrease) in Net Assets from Fund Share Transactions	517,724,816	(423,353,512)
Increase (Decrease) in Net Assets	638,463,259	(568,059,089)

Net Assets:
Beginning of year	2,839,452,630	3,407,511,719
End of year*	$3,477,915,889	$2,839,452,630
*Includesundistributed net investment income of:	$4,387,372	$5,175,112

See Notes to Financial Statements.

48	Western Asset Core Bond Fund 2014 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$11.81	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.31	0.26	0.17
Net realized and unrealized gain (loss)	0.51	(0.53)	0.31
Total income (loss) from operations	0.82	(0.27)	0.48

Less distributions from:
Net investment income	(0.32)	(0.29)	(0.19)
Total distributions	(0.32)	(0.29)	(0.19)

Net asset value, end of year	$12.31	$11.81	$12.37
Total return[3]	7.02%	(2.23)%	3.96%

Net assets, end of year (000s)	$164,153	$194,314	$263,926

Ratios to average net assets:
Gross expenses	0.82%	0.87%	0.84%[4]
Net expenses[5,6]	0.82	0.87	0.84 [4]
Net investment income	2.50	2.13	2.06 [4]

Portfolio turnover rate[7]	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 318%, 345% and 418%, for the years ended December 31, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	49

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$11.81	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.20	0.17	0.11
Net realized and unrealized gain (loss)	0.54	(0.53)	0.30
Total income (loss) from operations	0.74	(0.36)	0.41

Less distributions from:
Net investment income	(0.23)	(0.20)	(0.12)
Total distributions	(0.23)	(0.20)	(0.12)

Net asset value, end of year	$12.32	$11.81	$12.37
Total return[3]	6.26%	(2.94)%	3.43%

Net assets, end of year (000s)	$11,177	$3,016	$1,897

Ratios to average net assets:
Gross expenses	1.69%[4]	1.73%	1.47%[5]
Net expenses[6,7]	1.65 [4,8]	1.60 [8]	1.47 [5]
Net investment income	1.68	1.42	1.35 [5]

Portfolio turnover rate[9]	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 318%, 345% and 418%, for the years ended December 31, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

50	Western Asset Core Bond Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$11.82	$12.37	$12.40

Income (loss) from operations:
Net investment income	0.25	0.21	0.05
Net realized and unrealized gain (loss)	0.52	(0.52)	(0.03)
Total income (loss) from operations	0.77	(0.31)	0.02

Less distributions from:
Net investment income	(0.27)	(0.24)	(0.05)
Total distributions	(0.27)	(0.24)	(0.05)

Net asset value, end of year	$12.32	$11.82	$12.37
Total return[3]	6.56%	(2.53)%	0.17%

Net assets, end of year (000s)	$22,621	$27,827	$41,417

Ratios to average net assets:
Gross expenses	1.28%	1.27%	1.28%[4]
Net expenses[5,6]	1.28	1.27	1.28 [4]
Net investment income	2.09	1.72	1.63 [4]

Portfolio turnover rate[7]	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 3, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 318%, 345% and 418%, for the years ended December 31, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	51

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.82	$12.37	$11.87	$11.42	$10.62

Income (loss) from operations:
Net investment income	0.32	0.27	0.28	0.35	0.43
Net realized and unrealized gain (loss)	0.51	(0.52)	0.52	0.47	0.82
Total income (loss) from operations	0.83	(0.25)	0.80	0.82	1.25

Less distributions from:
Net investment income	(0.33)	(0.30)	(0.30)	(0.37)	(0.45)
Total distributions	(0.33)	(0.30)	(0.30)	(0.37)	(0.45)

Net asset value, end of year	$12.32	$11.82	$12.37	$11.87	$11.42
Total return[3]	7.10%	(2.06)%	6.82%	7.24%	11.91%

Net assets, end of year (000s)	$213,225	$913,908	$942,713	$639,281	$384,186

Ratios to average net assets:
Gross expenses	0.81%[4]	0.83%[4]	0.75%[4]	0.75%	0.79%
Net expenses[5,6,7]	0.80 [4]	0.78 [4]	0.75 [4]	0.74	0.75
Net investment income	2.61	2.24	2.29	3.01	3.85

Portfolio turnover rate	93%[8]	147%[8]	149%[8]	141%[8]	406%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.79%. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.77%. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 0.75%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 318%, 345%, 418% and 556% for the years ended December 31, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

52	Western Asset Core Bond Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$11.82	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.27	0.22	0.14
Net realized and unrealized gain (loss)	0.52	(0.52)	0.31
Total income (loss) from operations	0.79	(0.30)	0.45

Less distributions from:
Net investment income	(0.29)	(0.25)	(0.16)
Total distributions	(0.29)	(0.25)	(0.16)

Net asset value, end of year	$12.32	$11.82	$12.37
Total return[3]	6.70%	(2.42)%	3.73%

Net assets, end of year (000s)	$2,703	$963	$1,511

Ratios to average net assets:
Gross expenses	1.34%[4]	1.27%[4]	1.40%[5]
Net expenses[6,7,8]	1.15 [4]	1.15 [4]	1.15 [5]
Net investment income	2.22	1.84	1.72 [5]

Portfolio turnover rate[9]	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 318%, 345% and 418%, for the years ended December 31, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.81	$12.37	$11.86	$11.42	$10.62

Income (loss) from operations:
Net investment income	0.35	0.30	0.31	0.38	0.46
Net realized and unrealized gain (loss)	0.51	(0.53)	0.53	0.45	0.82
Total income (loss) from operations	0.86	(0.23)	0.84	0.83	1.28

Less distributions from:
Net investment income	(0.36)	(0.33)	(0.33)	(0.39)	(0.48)
Total distributions	(0.36)	(0.33)	(0.33)	(0.39)	(0.48)

Net asset value, end of year	$12.31	$11.81	$12.37	$11.86	$11.42
Total return[3]	7.38%	(1.86)%	7.15%	7.38%	12.20%

Net assets, end of year (000s)	$1,746,415	$570,450	$938,146	$1,576,949	$1,689,352

Ratios to average net assets:
Gross expenses	0.52%	0.49%	0.52%	0.52%	0.50%
Net expenses[4]	0.51 [5,6]	0.49	0.52	0.52	0.50
Net investment income	2.86	2.48	2.57	3.25	4.07

Portfolio turnover rate	93%[7]	147%[7]	149%[7]	141%[7]	406%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to April 30, 2016 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 318%, 345%, 418% and 556% for the years ended December 31, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

54	Western Asset Core Bond Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.82	$12.38	$11.87	$11.43	$10.63

Income (loss) from operations:
Net investment income	0.36	0.31	0.31	0.39	0.47
Net realized and unrealized gain (loss)	0.52	(0.53)	0.54	0.45	0.82
Total income (loss) from operations	0.88	(0.22)	0.85	0.84	1.29

Less distributions from:
Net investment income	(0.37)	(0.34)	(0.34)	(0.40)	(0.49)
Total distributions	(0.37)	(0.34)	(0.34)	(0.40)	(0.49)

Net asset value, end of year	$12.33	$11.82	$12.38	$11.87	$11.43
Total return[3]	7.53%	(1.81)%	7.23%	7.46%	12.25%

Net assets, end of year (000s)	$1,317,622	$1,128,974	$1,217,902	$160,699	$109,098

Ratios to average net assets:
Gross expenses	0.45%[4]	0.45%[4]	0.45%	0.45%	0.44%
Net expenses[5,6]	0.45 [4,7]	0.44 [4,7]	0.45 [7]	0.45	0.44 [7]
Net investment income	2.92	2.57	2.51	3.31	4.13

Portfolio turnover rate	93%[8]	147%[8]	149%[8]	141%[8]	406%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.50%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 318%, 345%, 418% and 556% for the years ended December 31, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2014 Annual Report	55

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

56	Western Asset Core Bond Fund 2014 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Core Bond Fund 2014 Annual Report	57

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$402,606,518	$0	*	$402,606,518
Other corporate bonds & notes	—	659,122,666	—		659,122,666
Asset-backed securities	—	209,206,764	20,604		209,227,368
Collateralized mortgage obligations	—	581,216,633	—		581,216,633
Mortgage-backed securities	—	868,980,538	—		868,980,538
Municipal bonds	—	5,699,249	—		5,699,249
Sovereign bonds	—	144,437,726	—		144,437,726
U.S. government & agency obligations	—	469,477,135	—		469,477,135
U.S. Treasury inflation protected securities	—	58,850,026	—		58,850,026
Purchased options	$556,428	10,553	—		566,981
Total long-term investments	$556,428	$3,399,607,808	$20,604		$3,400,184,840
Short-term investments†	—	444,417,661	—		444,417,661
Total investments	$556,428	$3,844,025,469	$20,604		$3,844,602,501
Other assets	—	—	$101,248		$101,248
Other financial instruments:
Futures contracts	$11,789,569	—	—		$11,789,569
OTC credit default swaps on corporate issues — sell protection‡	—	$55,362	—		55,362
OTC credit default swaps on credit indices — sell protection‡	—	417,165	—		417,165
Centrally cleared credit default swaps on credit indices — sell protection	—	179,790	—		179,790
Total other financial instruments	$11,789,569	$652,317	—		$12,441,886
Total	$12,345,997	$3,844,677,786	$121,852		$3,857,145,635

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$2,656,399	—	—		$2,656,399
Futures contracts	6,367,458	—	—		6,367,458
OTC interest rate swaps‡	—	$1,883,738	—		1,883,738
Centrally cleared interest rate swaps	—	4,150,045	—		4,150,045
OTC credit default swaps on corporate issues — buy protection‡	—	235,757	—		235,757
Total	$9,023,857	$6,269,540	—		$15,293,397

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

58	Western Asset Core Bond Fund 2014 Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Western Asset Core Bond Fund 2014 Annual Report	59

Notes to financial statements (cont’d)

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by

60	Western Asset Core Bond Fund 2014 Annual Report

the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Western Asset Core Bond Fund 2014 Annual Report	61

Notes to financial statements (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2014, the total notional value of all OTC credit default swaps to sell protection is $18,799,890. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any

62	Western Asset Core Bond Fund 2014 Annual Report

recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Western Asset Core Bond Fund 2014 Annual Report	63

Notes to financial statements (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

64	Western Asset Core Bond Fund 2014 Annual Report

such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Fund held written options, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $4,775,894. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $4,964,074, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Core Bond Fund 2014 Annual Report	65

Notes to financial statements (cont’d)

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$2,915,949	$(2,915,949)

(a)

Reclassifications are due to losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion.

The investment manager has agreed to waive fees or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred

66	Western Asset Core Bond Fund 2014 Annual Report

organizational expenses) so that total operating expenses are not expected to exceed: 0.90%, 1.65%, 1.42%, 0.85%, 1.15% and 0.45% for Class A, Class C, Class C1, Class FI, Class R and Class IS shares, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

Effective November 7, 2014, the investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses and not expected to exceed 0.45% for Class I shares. This arrangement cannot be terminated prior to April 30, 2016 without the Board of Directors’ consent.

Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) did not exceed 0.79% for Class FI shares.

During the year ended December 31, 2014, fees waived and/or expenses reimbursed amounted to $85,462.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires December 31, 2015	—	$1,420	—	$427,661	$795	—	$68,717
Expires December 31, 2016	—	2,117	—	46,684	2,604	$27,792	6,265
Fee waivers/expense reimbursements subject to recapture	—	$3,537	—	$474,345	$3,399	$27,792	$74,982

For the year ended December 31, 2014, LMPFA recaptured $2,541, $61,076, $680 and $22,764 for Class C, FI, R and IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which

Western Asset Core Bond Fund 2014 Annual Report	67

Notes to financial statements (cont’d)

applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2014, LMIS and its affiliates retained sales charges of $56,020 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$29	$194	—

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$764,523,725	$8,927,300,535
Sales	587,632,065	8,686,920,595

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$125,029,968
Gross unrealized depreciation	(77,362,343)
Net unrealized appreciation	$47,667,625

At December 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	574	12/15	$142,529,653	$142,186,975	$(342,678)
90-Day Eurodollar	3,455	6/16	850,850,266	851,398,375	548,109
90-Day Eurodollar	123	3/17	30,112,912	30,125,775	12,863
U.S. Treasury 2-Year Notes	935	3/15	204,388,195	204,385,156	(3,039)
U.S. Treasury 5-Year Notes	4,983	3/15	593,043,179	592,626,635	(416,544)
U.S. Treasury Ultra Long-Term Bonds	1,530	3/15	241,822,004	252,736,875	10,914,871
					$10,713,582

68	Western Asset Core Bond Fund 2014 Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day Eurodollar	913	3/15	$227,653,583	$227,599,488	$54,095
90-Day Eurodollar	835	6/18	201,858,424	203,437,313	(1,578,889)
U.S. Treasury 10-Year Notes	2,753	3/15	349,331,428	349,071,797	259,631
U.S. Treasury Long-Term Bonds	2,525	3/15	360,994,005	365,020,313	(4,026,308)
					$(5,291,471)
Net unrealized appreciation on open futures contracts					$5,422,111

During the year ended December 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	1,322	$698,860
Options written	42,724	19,378,438
Options closed	(7,033)	(3,775,690)
Options exercised	(10,015)	(4,450,100)
Options expired	(21,753)	(8,706,179)
Written options, outstanding as of December 31, 2014	5,245	$3,145,329

At December 31, 2014, the Fund held TBA securities with a total cost of $426,949,445. At December 31, 2014, the Fund held collateral received from Goldman Sachs Group Inc. and Morgan Stanley & Co. Inc. in the amount of $334,186 and $39,017, respectively, for TBA securities.

At December 31, 2014, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC	$4,400,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	$(169,066)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(142,712)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(334,981)
Credit Suisse	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(227,955)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(371,155)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(409,290)
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(228,579)
Total	$27,680,000				—	$(1,883,738)

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
JPMorgan Chase & Co.	$25,300,000	10/7/23	4.860% semi-annually	3-Month LIBOR	$(1,334,971)	$(4,150,045)

Western Asset Core Bond Fund 2014 Annual Report	69

Notes to financial statements (cont’d)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2014[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$2,710,000	6/20/21	0.88%	1.000% quarterly	$20,067	$30,377	$(10,310)
Deutsche Bank AG (Berkshire Hathaway Inc., 1.900%, due 1/31/17)	7,100,000	3/20/24	0.99%	1.000% quarterly	4,192	(144,214)	148,406
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	1,700,000	3/20/15	0.14%	2.930% quarterly	10,389	—	10,389
Deutsche Bank AG (Metlife Inc., 4.750% due 2/8/21)	1,820,000	9/20/21	0.91%	1.000% quarterly	10,347	20,054	(9,707)
Goldman Sachs Group Inc. (Metlife Inc., 4.750%, due 2/8/21)	1,400,000	6/20/21	0.88%	1.000% quarterly	10,367	16,553	(6,186)
Total	$14,730,000				$55,362	$(77,230)	$132,592

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2014[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC (Marriott International Inc., 5.810%, due 11/10/15)	$4,400,000	12/20/15	0.07%	0.730% monthly	$(28,614)	—	$(28,614)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	4,120,000	12/20/16	0.33%	1.040% quarterly	(57,846)	—	(57,846)
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	0.05%	1.130% quarterly	(29,113)	—	(29,113)
Credit Suisse (Southwest Airlines Co., 5.125%, due 3/1/17)	2,420,000	3/20/17	0.20%	0.690% quarterly	(26,526)	—	(26,526)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.06%	0.580% quarterly	(43,033)	—	(43,033)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	4,120,000	3/20/17	0.59%	0.890% quarterly	(27,355)	—	(27,355)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.04%	0.480% quarterly	(23,270)	—	(23,270)
Total	$27,680,000				$(235,757)	—	$(235,757)

70	Western Asset Core Bond Fund 2014 Annual Report

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (PrimeX.FRM.1)	$4,069,890	7/25/36	4.420% monthly	$417,165	$318,103	$99,062

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (Markit CDX.NA.IG.22 Index)	$25,840,000	6/20/19	1.000% quarterly	$464,490	$362,371	$102,119
Barclays Capital Inc. (Markit CDX.NA.IG.23 Index)	53,420,000	12/20/19	1.000% quarterly	858,394	819,772	38,622
JPMorgan Chase & Co. (Markit CDX.NA.IG.23 Index)	14,970,000	12/20/19	1.000% quarterly	240,550	201,501	39,049
Total	$94,230,000			$1,563,434	$1,383,644	$179,790

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Western Asset Core Bond Fund 2014 Annual Report	71

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$556,428	$10,553	$566,981
Futures contracts[3]	11,789,569	—	11,789,569
OTC swap contracts[4]		472,527	472,527
Centrally cleared swap contracts[5]		179,790	179,790
Total	$12,345,997	$662,870	$13,008,867

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$2,656,399	—	$2,656,399
Futures contracts[3]	6,367,458	—	6,367,458
OTC swap contracts[4]	1,883,738	$235,757	2,119,495
Centrally cleared swap contracts[5]	4,150,045		4,150,045
Total	$15,057,640	$235,757	$15,293,397

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(2,301,804)	—	$(2,301,804)
Written options	13,972,760	—	13,972,760
Futures contracts	(2,025,633)	—	(2,025,633)
Swap contracts	(2,921,376)	$(369,654)	(3,291,030)
Total	$6,723,947	$(369,654)	$6,354,293

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

72	Western Asset Core Bond Fund 2014 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(128,143)	$(65,459)	$(193,602)
Written options	286,554	—	286,554
Futures contracts	7,719,511	—	7,719,511
Swap contracts	34,778	624,395	659,173
Total	$7,912,700	$558,936	$8,471,636

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$189,214
Written options	1,238,616
Futures contracts (to buy)	932,288,823
Futures contracts (to sell)	849,976,994

Average Notional Balance
Interest rate swap contracts	$168,784,615
Credit default swap contracts (to buy protection)	53,971,538
Credit default swap contracts (to sell protection)	31,857,239

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$566,981	—	$566,981
Futures contracts[3]	80,723	—	80,723
OTC swap contracts	472,527	—	472,527
Total	$1,120,231	—	$1,120,231

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$2,656,399	$(2,624,074)	$32,325
Centrally cleared swap contracts	30,462	(30,462)	—
OTC swap contracts	2,119,495	(2,119,495)	—
Total	$4,806,356	$(4,774,031)	$32,325

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Western Asset Core Bond Fund 2014 Annual Report	73

Notes to financial statements (cont’d)

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,155,685	$601,763
Class C	49,699	9,949
Class C1	177,781	35,825
Class FI	1,559,309	670,886
Class R	6,681	4,688
Class I	—	432,684
Class IS	—	69,849
Total	$2,949,155	$1,825,644

For the year ended December 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$2,117
Class C1	—
Class FI	46,684
Class R	2,604
Class I	27,792
Class IS	6,265
Total	$85,462

74	Western Asset Core Bond Fund 2014 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Investment Income:
Class A	$12,047,157	$5,204,891
Class C	88,745	48,851
Class C1	565,813	675,459
Class FI	17,158,728	23,299,017
Class R	31,252	23,224
Class I	16,958,105	20,312,336
Class IS	37,112,383	32,568,522
Total	$83,962,183	$82,132,300

7. Capital shares

At December 31, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	62,357,421	$764,324,677	3,498,068	$42,053,547
Shares issued on reinvestment	323,454	3,944,516	422,544	5,086,541
Shares repurchased	(65,797,181)	(808,446,594)	(8,811,948)	(106,289,977)
Net decrease	(3,116,306)	$(40,177,401)	(4,891,336)	$(59,149,889)

Class C
Shares sold	786,030	$9,623,517	276,163	$3,361,862
Shares issued on reinvestment	4,921	60,195	3,151	37,903
Shares repurchased	(138,825)	(1,692,150)	(177,402)	(2,128,624)
Net increase	652,126	$7,991,562	101,912	$1,271,141

Class C1
Shares sold	7,777	$94,866	11,907	$144,958
Shares issued on reinvestment	42,580	519,334	49,397	594,493
Shares repurchased	(569,345)	(6,926,690)	(1,054,326)	(12,684,321)
Net decrease	(518,988)	$(6,312,490)	(993,022)	$(11,944,870)

Class FI
Shares sold	6,863,314	$83,804,861	14,505,092	$176,526,833
Shares issued on reinvestment	1,397,350	16,997,413	1,922,990	23,130,765
Shares repurchased	(68,298,987)	(837,054,921)	(15,289,261)	(184,903,656)
Net increase (decrease)	(60,038,323)	$(736,252,647)	1,138,821	$14,753,942

Western Asset Core Bond Fund 2014 Annual Report	75

Notes to financial statements (cont’d)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class R
Shares sold	197,788	$2,422,360	46,224	$562,375
Shares issued on reinvestment	2,014	24,581	1,761	21,200
Shares repurchased	(61,923)	(754,419)	(88,677)	(1,080,239)
Net increase (decrease)	137,879	$1,692,522	(40,692)	$(496,664)

Class I
Shares sold	115,462,829	$1,418,495,778	11,796,348	$141,780,752
Shares issued on reinvestment	1,187,917	14,487,861	1,499,495	18,067,252
Shares repurchased	(23,101,959)	(281,597,028)	(40,866,049)	(491,474,422)
Net increase (decrease)	93,548,787	$1,151,386,611	(27,570,206)	$(331,626,418)

Class IS
Shares sold	18,014,293	$219,835,357	18,034,854	$216,366,583
Shares issued on reinvestment	2,933,675	35,837,504	2,640,432	31,788,540
Shares repurchased	(9,555,097)	(116,276,202)	(23,582,379)	(284,315,877)
Net increase (decrease)	11,392,871	$139,396,659	(2,907,093)	$(36,160,754)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Daily 1/30/2015	$0.021247	$0.014443	$0.018222	$0.022931	$0.019910	$0.027696	$0.027170

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$83,962,183	$82,132,300

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,811,545
Deferred capital losses*	(48,700,439)
Capital loss carryforward**	(402,590,517)
Other book/tax temporary differences(a)	(14,869,698)
Unrealized appreciation (depreciation)(b)	47,720,572
Total accumulated earnings (losses) — net	$(413,628,537)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

76	Western Asset Core Bond Fund 2014 Annual Report

**	As of December 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2015	$(84,734,017)
12/31/2016	(33,885,094)
12/31/2017	(250,607,702)
12/31/2018	(33,363,704)
$(402,590,517)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain options and futures contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

Western Asset Core Bond Fund 2014 Annual Report	77

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Core Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2015

78	Western Asset Core Bond Fund 2014 Annual Report

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 9, 2014 and October 21 and 28, 2014. At a meeting held on November 18, 2014, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

Western Asset Core Bond Fund	79

Board approval of investment management and advisory agreements (unaudited) (cont’d)

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2014. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the one- and five-year periods, but was slightly lower than its peer average for the three- and ten-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that the management fee paid by the Fund to LMPFA was higher than the average of the fees paid by funds in its peer group and that total expenses for the Fund were slightly lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which Western Asset potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the

80	Western Asset Core Bond Fund

meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Bond Fund	81

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California.
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2014).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

82	Western Asset Core Bond Fund

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company). Formerly: Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Western Asset Core Bond Fund	83

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[5]
Kenneth D. Fuller
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

84	Western Asset Core Bond Fund

Officers[4] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Core Bond Fund	85

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[4] cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 10 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

86	Western Asset Core Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	Daily	Daily
Payable date:	1/31/2014	February 2014- December 2014
Ordinary income:
Qualified dividend income for individuals	0.69%	2.96%
Dividends qualifying for the Dividends
Received Deduction for Corporations	0.49%	2.09%
Interest from federal obligations	9.19%	3.40%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Core Bond Fund	87

Western Asset

Core Bond Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles

Ronald J. Arnault*

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

*	Mr. Arnault retired from the Board of Directors, effective February 19, 2015.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Core Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Bond Fund

Legg Mason Funds

620 Eighth Avenue 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/15 SR15-2433

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $230,827 in December 31, 2013 and in $131,388 December 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,750 in December 31, 2013 and $0 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,960 in December 31, 2013 and $19,800 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $17,249 in December 31, 2013 and $14,696 in December 31, 2014, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $240,000 in December 31, 2013 and $257,238 in December 31, 2014.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Ronald J. Arnault*

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

*	Mr. Arnault retired from the Board of Directors, effective February 19, 2015.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2015